SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) August 22, 2003.

Champion Industries, Inc. (Exact name of registrant as specified in its charter)

West Virginia	0-21084	55-0717455

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia	25728

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(304) 528-2700

Not Applicable (Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition

On August 22, 2003, Champion Industries, Inc. announced its financial results for the quarter ended July 31, 2003. The press release announcing financial results for the quarter ended July 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)

Date: August 23, 2003	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 22, 2003, captioned “CHAMPION ANNOUNCES EARNINGS AND DIVIDEND FOR 3rd QTR. 2003”.

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